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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) August 15, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-34, Mortgage Pass-Through Certificates, Series 2003-34).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On July 31, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-34.






______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated July 28, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-34.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal     Percent of
State                     Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
California                      501         $  249,909,907.59       49.98%
Illinois                         23         $   12,797,444.38        2.56%
Massachusetts                    38         $   16,977,653.06        3.40%
New Jersey                       46         $   23,952,950.00        4.79%
New York                         45         $   21,533,834.03        4.31%
Texas                            27         $   13,743,909.30        2.75%
Virginia                         42         $   18,936,009.91        3.79%
Washington                       35         $   15,974,747.12        3.19%
Other (less than 2%)            252         $  126,168,699.22       25.23%
                           ----------------------------------------------------
                               1009         $  499,995,154.61      100.00%


______________
(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.865% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
660-699                         132         $   65,318,190.05       13.06%
700-719                         161         $   74,687,006.01       14.94%
720 and Above                   716         $  359,989,958.55       72.00%
                           ----------------------------------------------------
                               1009         $  499,995,154.61      100.00%



______________
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 741.

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                         4         $    2,122,400.00        0.42%
Hi-rise Condominium               2         $    1,105,750.00        0.22%
Low-rise Condominium             40         $   18,884,266.99        3.78%
Planned Unit Development        250         $  120,733,086.63       24.15%
Single Family Residence         713         $  357,149,650.99       71.43%
                           ----------------------------------------------------
                               1009         $  499,995,154.61      100.00%

                                Mortgage Rates(1)

------------------------------------------------------------------------------
                            Number of      Aggregate Principal      Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
------------------------------------------------------------------------------
  5.125                            4        $    2,516,000.00        0.50%
  5.190                            1        $      598,106.23        0.12%
  5.250                           18        $    9,396,492.36        1.88%
  5.350                            1        $      339,232.74        0.07%
  5.375                           63        $   30,481,334.91        6.10%
  5.500                          143        $   74,129,816.97       14.83%
  5.590                            1        $      378,368.21        0.08%
  5.625                          216        $  109,807,900.76       21.96%
  5.650                            1        $      475,982.52        0.10%
  5.750                          195        $   95,113,046.79       19.02%
  5.790                            1        $      359,252.16        0.07%
  5.800                            1        $      363,045.70        0.07%
  5.825                            1        $      383,475.81        0.08%
  5.870                            1        $      406,800.00        0.08%
  5.875                          136        $   63,157,127.36       12.63%
  5.955                            1        $      457,000.00        0.09%
  6.000                          101        $   47,689,270.07        9.54%
  6.100                            1        $      356,500.00        0.07%
  6.125                           41        $   19,386,896.45        3.88%
  6.170                            1        $      391,870.00        0.08%
  6.250                           35        $   18,916,112.03        3.78%
  6.299                            1        $      374,792.27        0.07%
  6.375                           16        $    7,975,292.76        1.60%
  6.500                           11        $    8,070,965.44        1.61%
  6.625                            5        $    2,320,669.14        0.46%
  6.750                            2        $      929,174.30        0.19%
  6.840                            1        $      440,000.00        0.09%
  6.875                            4        $    2,041,450.00        0.41%
  7.000                            2        $      766,049.70        0.15%
  7.125                            2        $    1,097,425.00        0.22%
  7.250                            2        $      875,704.93        0.18%
                           ----------------------------------------------------
                                1009        $  499,995,154.61      100.00%


______________
(1) The lender acquired mortgage insurance mortgage loan is shown in the preceding table at the mortgage rate net of the interest premium charged by the lender. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.765% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.767% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance               129        $   59,111,992.76       11.82%
Purchase                         347        $  168,614,866.45       33.72%
Rate/Term Refinance              533        $  272,268,295.40       54.45%
                           -----------------------------------------------------
                                1009        $  499,995,154.61      100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-           Number of      Aggregate Principal     Percent of
Value Ratios (%)         Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                     84        $   46,118,865.08        9.22%
50.01 to 55.00                    43        $   22,863,499.82        4.57%
55.01 to 60.00                    75        $   38,376,429.92        7.68%
60.01 to 65.00                    76        $   41,940,885.82        8.39%
65.01 to 70.00                   117        $   59,229,377.67       11.85%
70.01 to 75.00                   165        $   81,563,125.78       16.31%
75.01 to 80.00                   402        $  191,391,997.96       38.28%
80.01 to 85.00                     4        $    1,435,217.93        0.29%
85.01 to 90.00                    24        $    9,896,106.65        1.98%
90.01 to 95.00                    18        $    6,739,647.98        1.35%
95.01 to 100.00                    1        $      440,000.00        0.09%
                           ----------------------------------------------------
                                1009        $  499,995,154.61      100.00%


______________
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 69.42%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

--------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding    Mortgage Loans
--------------------------------------------------------------------------------
Investment                         5        $    2,714,219.78        0.54%
Owner Occupied                   975        $  483,864,708.44       96.77%
Second/Vacation Home              29        $   13,416,226.39        2.68%
                           ----------------------------------------------------
                                1009        $  499,995,154.61      100.00%


______________
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of                        Number of
Current Mortgage                 Mortgage   Aggregate Principal    Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
   $300,000.01 -   $350,000.00       42      $   14,471,107.25       2.89%
   $350,000.01 -   $400,000.00      309      $  116,637,494.24      23.33%
   $400,000.01 -   $450,000.00      186      $   79,317,682.31      15.86%
   $450,000.01 -   $500,000.00      143      $   68,107,890.71      13.62%
   $500,000.01 -   $550,000.00       85      $   44,789,225.50       8.96%
   $550,000.01 -   $600,000.00       70      $   40,428,759.75       8.09%
   $600,000.01 -   $650,000.00       58      $   36,641,854.44       7.33%
   $650,000.01 -   $700,000.00       19      $   12,857,624.50       2.57%
   $700,000.01 -   $750,000.00       24      $   17,355,094.00       3.47%
   $750,000.01 - $1,000,000.00       68      $   61,311,133.95      12.26%
 $1,000,000.01 - $1,500,000.00        4      $    5,080,000.00       1.02%
Above $2,000,000.01                   1      $    2,997,287.96       0.60%
                           ----------------------------------------------------
                                   1009      $  499,995,154.61       100.00%



______________
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $495,535.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal      Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
360                            869         $  429,329,951.62        85.87%
359                             75         $   40,276,341.63         8.06%
358                             38         $   17,962,284.03         3.59%
357                             14         $    6,782,798.93         1.36%
356                              2         $      866,427.13         0.17%
354                              1         $      581,544.69         0.12%
352                              1         $      383,475.81         0.08%
340                              1         $      322,126.35         0.06%
300                              5         $    2,344,560.00         0.47%
299                              3         $    1,145,644.42         0.23%
                           ----------------------------------------------------
                              1009         $  499,995,154.61       100.00%



______________
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 359 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  August 15, 2003



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